Exhibit 99.2

 Disclaimer  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities and trends in our business, including trends in the market for long-term, triple-net leases of freestanding, single-tenant properties. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors including, without limitation, the risks described in our Annual Reports on Form 10-K and quarterly reports on form 10-Q.Forward-looking statements set forth herein speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.THIS PRESENTATION CONTAINS HISTORICAL PERFORMANCE INFORMATION REGARDING STORE CAPITAL, AS WELL AS OTHER COMPANIES PREVIOUSLY MANAGED BY OUR SENIOR EXECUTIVE TEAM. SUCH PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.This presentation contains references to our copyrights, trademarks and service marks and to those belonging to other entities. Solely for convenience, copyrights, trademarks, trade names and service marks referred to in this presentation may appear without the “© “ or “TM” OR “sm” Symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these copyrights, trademarks, trade names and service marks. We do not intend our use or display of other companies’ trade names, copyrights, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.Definitions and footnotes for data provided herein are provided in the appendix section of this presentation. Unless otherwise indicated, data provided herein is as of December 31, 2018.  2

 3  STORE CAPITAL SNAPSHOT  4      DESIGNED TO PERFORM (How We Uniquely Built S|T|O|R|E)  5   Our Market. Our Approach to Real Estate Investing.      Our Investment Strategy and Customers. Our Capital Structure.      Our Internal Growth. Our Leadership. Our Governance.    PERFORMANCE (How We Have Performed)  17   Our Many Key Achievements. Our Portfolio at a Glance.      Our High Investment Diversity. Our Contract Quality.      Our Investment Pipeline Activity. Our Growth and Performance.     Our Comparative Stock Return Profile. Proof of our Design.    APPENDIX (Important Supporting Information)  29   Prior Leadership Investment Performance. Market Value Added Performance.      Peer Group Comparisons. Contract Quality Trends.      Contract Seniority Importance. Portfolio Management Approach. Our Growth.    FINANCIAL INFORMATION   43      DEFINITIONS AND FOOTNOTES  52    Table of Contents

## STORE CAPITAL SNAPSHOT

- NYSE: **STOR**; U.S. **PROFIT-CENTER** REAL ESTATE
- **~30-YEAR** SUCCESSFUL LEADERSHIP TRACK RECORD
- **$6.3B** EQUITY MARKET CAP; **4.7%** DIVIDEND YIELD
- **32%** DIVIDEND INCREASE FROM 2014 TO 2018
- **FOUR** CONSECUTIVE YEARS OF DOUBLE-DIGIT INVESTOR RETURNS
- **2,255** PROPERTIES LEASED TO **434** CUSTOMERS
- **~75%** OF LEASE CONTRACTS INVESTMENT-GRADE QUALITY[1]
- UNIQUE **DIRECT ORIGINATION** PLATFORM


APRIL 11, 2018
NEW YORK STOCK EXCHANGE
NYSE CLOSING BELL
STOR LISTED NYSE
S|T|O|R|E capital
Single Tenant Operational Real Estate®
STOR LISTED NYSE
NEW YORK STOCK EXCHANGE

*"We often use a real estate term – "brick by brick" – to explain how we have been building S|T|O|R|E and our durable business model. The result is a substantial, nearly irreplaceable, trophy investment portfolio designed to deliver consistent and dependable performance."*

-- Christopher Volk, CEO

4

# S|T|O|R|E ADDRESSES A LARGE MARKET



>$3 TRILLION
STORE MARKET
OPPORTUNITY
BUDDY'S
MOUNTAINSIDE FITNESS
MAIN EVENT
Art Van
Furniture
Popeyes



# of Companies by Revenue
Companies >$5MM in revenues
Cumulative Counts
400,000
300,000
200,000
100,000
0
S|T|O|R|E's
Target Market
(U.S. Middle Market)
$5-$10
$10-$100
$100-$500
$500-$1B
$1B+
($MM)

- Dedicated to net-leased profit-center real estate
- Focused on the service sector of the U.S. economy
- Market leader in profit-center net-lease solutions
- Nearly 200,000 companies in S|T|O|R|E's target market
- Approximately same size as world's fourth largest economy
- Over 20,000 contacts in proprietary prospecting database

5

| designed to perform |

S|T|O|R|E HAS MANY BROAD BASED MARKET OPPORTUNITIES.

   S|T|O|R|E is Single Tenant Operational Real Estate  defining our investment asset class shapes everything we do.  Why is that so important?Tenants need their profit-center real estate in order to conduct business, making our rent contracts senior to other financial obligations  Which is the unique payment source?Profitability from the operations of each investment  How do STORE Properties differ from other real estate?Three sources of payment support instead of two  PROPERTY VALUE  CORPORATE CREDIT  UNIT-LEVEL PROFITABILITY  STORE Properties uniquely offer the ability to create contracts that are superior to the credit quality of the tenant.  6  | designed to perform |

# Filling A Broad-Based Market Need

***S|T|O|R|E's tenants choose to rent because….***

- Long term real estate funding solutions are lacking
- Leasing real estate replaces both debt and equity
- Lower cost of capital
- Unparalleled product flexibility

***S|T|O|R|E is landlord of choice because….***

- Customer-centric and solutions-oriented
- Administrative ease through responsive servicing
- Development and renovation opportunities
- A focus on corporate flexibility and wealth creation

***What we do is impactful….***

- Year-over-year tenant revenue growth of 15.1%[1]
- S|T|O|R|E customers added ~325,000 employees in 2017[2]
- Exclusive educational event: Inside Track Forum
- Online educational opportunities: STORE University
- Integrated real estate capital: Master Funding Solutions

***S|T|O|R|E is important and fundamental to creating opportunities for our clients, their employees and other stakeholders***

7

| designed to perform |

OUR CUSTOMERS CHOOSE TO HAVE A LANDLORD RATHER THAN A BANKER.

STORE capital — Single Tenant Operational Real Estate®

# "B2B" Origination Platform

***Our unique platform has multiple origination channels enabling us to efficiently cover a very large market opportunity. All channels result in a B2B approach.***

**~80%**

**Internal Ownership**
Direct calling efforts on thousands of companies and financial sponsors

**B2B Benefits**

+ Higher Lease Rates
+ Lower Real Estate Prices
+ Longer Lease Terms
+ Smaller Transaction Sizes
+ Greater Investment Diversity
+ Stronger Contracts

= Value for Stockholders

**~20%**

**Virtual Salesforce**
Tenant introductions through intermediary relationships

8

*| designed to perform |*

OUR ORIGINATION PLATFORM IS KEY TO GREATER INVESTMENT RETURNS AND LOWER RISK.

 S|T|O|R|E’s Diverse Customer Profile  UNPRECEDENTED GRANULARITY    customer revenue distribution1  % Of Total Rent & Interest    434 customers operating across more than 100 industries~ 15 net new customers quarterly 2,255 properties | ~ 75 net new properties quarterly ~ 680 contracts | ~ 32 transactions closed quarterlyAverage transaction size below $9 millionRepeat customers about one-third of new business  <$5MM  $5 -$20MM  $20 -$50MM  $50 -$200MM  $200 -$500MM  $500MM -$1B  >$1B  ~ 73% of customers have revenues over $50 millionMedian tenant revenues ~ $54 millionWeighted average tenant revenues ~$862 millionEmploy ~2.2 million workers2Operate ~25,000 locations in all 50 states3  S|T|O|R|E TENANT PROFILES  9  both our customers and their employees benefit from a S|T|O|R|E relationship.     | designed to perform |

 10  Profit-Center Investing Table Stakes S|T|O|R|E’s entry-level guideposts  Demand unit-level financial reporting.This provides the best picture of real estate quality and essentiality.  Always request master leases on multi-unit transactions.This is the most effective way for landlords to achieve risk diversity.  Invest in properties at or below replacement cost.This is proven to lessen defaults and raise recoveries.  Invest at yields and gross returns in excess of the brokered market.This is proven to enhance returns and increase margins of safety.    Evidence-Based Real Estate Investing    the result: investment-grade portfolio performance.  10  Focus on The Big PictureCriteria that stand the test of time  Appreciate the industry.Seek industries likely to have sustained long-term relevance.   Understand the tenant business model.Evaluate unlevered equity returns and market share.   Evaluate the tenant business defensive moat.Understand features that make tenants viable and competitive.   Know the players.Understand background of leadership and equity investors.   Numbers and Analysis Know the deal  Evaluate the real estate.Look to local market rents and estimates.  Evaluate the corporate credit.Assess corporate credit and know where we stand in capital stack priority.   Evaluate unit-level financial performance.Look to long-term unit-level rent coverage reliability.  Understand the corporate structure and recourse.Look for parent and affiliate company recourse and potential guarantors.  | designed to perform |

THE ESSENCE OF S|T|O|R|E'S INVESTING STRATEGY

STORE capital Single Tenant Operational Real Estate®

# A Value Investing Portfolio Approach, Driven By Established AAA/A+ Securitization Principles

| Portfolio Diversity | | Contract Seniority |
|---|---|---|
| 2,255 Properties | & | Virtually All Profit Center Investments |
| > 400 Tenants | | Virtually All Provide Financial Statements |
| >100 Industries | | 91% Master Lease Penetration |
| 49 States | | Median Unit Coverage: 2.1:1 |
| ~80% of tenants < 1% | | Median 4-Wall Coverage: 2.5:1 |
| Top Tenant <3% | | Wtd. Avg. Tolerable Sales Fall-off: ~40%[1] |
| Non-Correlated Risk | | Investment/Replacement Cost: 81% |
| Stable Portfolio Tenant Credit Profile | | Investments Made at Discounts to NAV |

## Together with Active Portfolio and Property Management

11

| designed to perform | THE RESULT: EXCEPTIONAL RETURNS AND INVESTMENT-GRADE PORTFOLIO PERFORMANCE.

 Capital Structure Leadership    our liability structure is designed to withstand interest rate volatility.  12  Virtually all borrowings are long-term and fixed rate  strategic liability management ($MM)  S|T|O|R|E’s annual free cash flow generally exceeds current debt maturities, making us effectively asset/liability neutral.  Median debt maturities  2   2.7% 4.2% 3.5% 4.4% 5.1% 4.7% 4.2% 4.4% 4.4% 4.5% N/A  Avg Rate 1  AAA/A+ asset-backed and Baa2/BBB unsecured borrowing options  $600 million unsecured multi-year revolving credit facility  | designed to perform |

# COMPLEMENTARY INVESTMENT-GRADE DEBT OPTIONS

## *AAA & A+ STORE Master Funding*

- Dedicated asset-backed securities conduit
- $1.9 billion outstanding

Non-recourse with minimal covenants
Complete portfolio management flexibility
Efficient leverage of 70% at time of issuance
BBB rated notes retained for flexibility
Enables superior unsecured debt ratios
Provides leading term borrowing diversity

## *Baa2/BBB Unsecured Term Borrowings*

- Rated by Moody's, S&P and Fitch Ratings, stable outlook
- $925 million outstanding

| Select Ratios | A-/BBB+ Net Lease Avg[1] | STORE Unencumbered Assets[2] |
|---|---|---|
| Debt/EBITDA | ~5x | 3.2x |
| Unencumbered assets/unsecured debt | ~3x | 4.4x |
| Debt service coverage | ~5x | 7.5x |
| Cash flow support from encumbered assets | NO | YES |

***Investment-grade borrowing diversity with resultant improved unsecured credit metrics.***

## GROWING UNENCUMBERED ASSET POOL ($MM)



Unencumbered Asset Pool
STORE Master Funding Asset Pool
Total Other Secured Debt Asset Pool
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Q3 2011
2016
2017
2018
$4.6B
~61%
$3.3B
$2.5B
$2.5B
$2.7B
~35%
$2.2B
$0.4B
$0.4B
$0.3B
~4%

13

| designed to perform |

LIABILITY EFFICIENCIES ENHANCED THROUGH MULTIPLE BORROWING OPTIONS.

 Internal Growth Strategy  Lease Escalation Frequency  % Base Rent and Interest1  Weighted Average Annual Escalation Rate2  Annually  73%  1.8%  Every 5 years  23%  1.8%  Other escalation frequencies  2%  1.7%  Flat  2%  N/A  Total / Weighted Average  100%  1.8%  lease escalations  dividends  Market-leading dividend increases 8.0% in 2015 7.4% in 2016 6.9% in 2017 6.5% in 2018 Market-leading dividend protection3 70% payout ratio in 2015 68% payout ratio in 2016 70% payout ratio in 2017 70% payout ratio in 2018  Annual Lease Escalations  AFFO Per Share Growth  1.00%  1.55%  1.25%  1.93%  1.50%  2.32%  1.80%  2.79%  2.00%  3.09%  +  ReinvestedCash Flows                        65.0%  70.0%  75.0%  80.0%  2.93%  2.47%  2.01%  1.56%          =  EstimatedInternal Growth                                                > 5%    internal growth is driven by retained and reinvested cash flows.  14  estimated gross internal growth4    AFFO Payout Ratio    AFFO Per Share Growth  32% INCREASE SINCE IPO  | designed to perform |

UNRIVALED LEADERSHIP OVER DECADES

STORE capital Single Tenant Operational Real Estate®

*90 employees in one office, ~40% of which drive our origination activity.*

> $17 B

**Experienced….**

- Built & managed three net-lease real estate investment companies
- Invested over $17 billion in profit-center real estate (9,600+ properties)
- Consistently outperformed broader REIT market returns over multiple decades[1]
- Navigated platforms through multiple economic cycles & interest rate environments
- Thought leadership through primary and published research

**Groundbreaking….**

- Investment-grade corporate net-lease rating (1995)
- Net-lease real estate master trust conduit (2005)
- NYSE-listed public company sales (2001 & 2007)
- Private institutional investor sponsorship (1999 & 2011)
- Inaugural issuance of AAA rated net-lease notes (2018)



1980 → Q4 2018

We have successfully invested and managed more in STORE Properties and over a longer period of time than anyone.

15

| designed to perform |

A PROGRESSION OF INNOVATION AND THOUGHT LEADERSHIP OVER THREE DECADES.

# Best in Class Corporate Governance

## LEADING BOARD GOVERNANCE

| | |
|---|---|
| Independent Board, Board Chairman and Key Committees? | Yes |
| Board Refreshment? | Yes, 50% directors new since 2016 |
| Board Diversity? | 33% |
| Regular Board Evaluations? | Yes |
| Regular Stockholder Engagement? | Yes |
| Opt-out of State Anti-Takeover Provisions[1]? | Yes |
| Poison Pill? | No |
| Staggered Board? | No |

## LEADING STOCKHOLDER DISCLOSURE

- » Full tenant credit quality distribution
- » Full contract quality distribution
- » Full tenant size distribution
- » Lease contract escalations
- » Property appraised replacement costs
- » Portfolio master leases
- » Leading unit-level performance disclosure
- » Property sales gain over costs
- » Ground lease investments
- » NN v. NNN leases

***With our leading stockholder disclosure and governance practices, we provide corporate governance that is "best in class" in the net-lease sector.***

16

| designed to perform | OUR BEST IN CLASS CORPORATE GOVERNANCE IS KEY TO CREATING SHAREHOLDER VALUE.

## Key Achievements As A Public Company

STORE capital — Single Tenant Operational Real Estate®

- **EXCEPTIONAL PERFORMANCE**
  - More than **doubled our pipeline of investment opportunities**[1] to $13 Billion since IPO
  - Realized **average monthly investment activity in excess of $100 million** since 2015
  - Raised our dividends to shareholders **32%** (6.5% in 2018)
  - Delivered AFFO per share growth of **~37%**[2] (7.6% in 2018)
  - Realized compound annual shareholder returns greater than **16%** vs. just under 3.8% for Equity REITs
  - Created exceptional Market Value Added with our equity valuation exceeding equity cost by **37%**[3]
  - Delivered **four** consecutive years of double digit stockholder returns
- **INVESTMENT SAFETY**
  - Have been amongst the industry leaders in **dividend protection**[4]
  - Have realized approximate A-rated portfolio performance since inception
  - Maintained a consistent real estate occupancy[5] level of **99%** or better
- **MARKET RECOGNITION**
  - Garnered investor interest from well-known investors, including **Berkshire Hathaway, an 8.4% shareholder**
  - Instituted programmatic ability to uniquely **issue AAA rated structured finance notes**
  - **Amongst the highest corporate net-lease credit ratings** from all three agencies (BBB, BBB, Baa2)

17

| performance |

 18  Portfolio at a Glance    As of December 31,        2018  2017  2016  Investment property locations  2,255  1,921  1,660  States  49  48  48  Customers  434  397  360  Industries in which our customers operate  106  104  106  Proportion of portfolio from direct origination  ~80%  ~80%  ~80%  Contracts with STORE-preferred terms*1  94%  93%  91%  Weighted average annual lease escalation2  1.8%  1.8%  1.8%  Weighted average remaining lease contract term  ~14 years  ~14 years  ~14 years  Occupancy3  99.6%  99.6%  99.5%  Properties not operating but subject to a lease4  23  16  9  Investment locations subject to a ground lease  21  20  17  Investment portfolio subject to NNN leases*  98%  98%  97%  Investment portfolio subject to Master Leases*5  91%  87%  82%  Average investment amount / replacement cost (new)6  81%  82%  82%  Locations subject to unit-level financial reporting7   98%  97%  97%  Median unit FCCR / 4-wall FCCR8  2.1x / 2.5x  2.1x / 2.6x  2.1x / 2.6x  Contracts rated investment grade9  ~75%  ~75%  ~75%    | performance |  industry leading growth and portfolio consistency.

# DIVERSIFICATION ACROSS INDUSTRY GROUPS

STORE capital

***As of December 31, 2018, our portfolio is diversified across 106 different industries in the service, retail and manufacturing sectors of the U.S. economy. We group these industries into 74 different industry groups as shown in the following tables.***

**SERVICE**

*Located near target customers*
*Not readily available online*
*Broad array of everyday services*

**(~65%)**

| Customer Industry Groups | # of Properties | Building Sq. Ft. (in thousands) | % Base Rent and Interest[1] As of December 31, 2018 | 2017 | 2016 |
|---|---|---|---|---|---|
| Restaurants – Full Service | 403 | 2,719 | 11.2% | 13.1% | 13.8% |
| Restaurants – Limited Service | 395 | 1,040 | 5.8% | 7.2% | 8.4% |
| Early Childhood Education | 185 | 2,082 | 5.9% | 6.6% | 7.4% |
| Health Clubs | 76 | 2,267 | 5.3% | 5.9% | 6.2% |
| Movie Theaters | 38 | 1,879 | 4.8% | 6.0% | 6.9% |
| Family Entertainment | 38 | 1,290 | 4.0% | 4.2% | 3.8% |
| Automotive Repair and Maintenance | 139 | 643 | 3.8% | 3.1% | 2.9% |
| Pet Care | 157 | 1,539 | 3.5% | 3.0% | 2.8% |
| Lumber & Construction Materials Wholesalers | 105 | 4,375 | 2.9% | 2.0% | 1.0% |
| Medical and Dental | 59 | 618 | 2.2% | 1.4% | 0.9% |
| Behavioral Health | 38 | 603 | 1.7% | 1.8% | 1.9% |
| Career Education | 7 | 584 | 1.6% | 1.9% | 2.2% |
| Elementary and Secondary Schools | 6 | 278 | 1.4% | 1.4% | 1.5% |
| Equipment Sales and Leasing | 19 | 619 | 1.2% | 1.5% | 1.2% |
| Metal and Mineral Merchant Wholesalers | 20 | 1,698 | 1.0% | 0.8% | 1.0% |
| Wholesale Automobile Auction | 6 | 224 | 1.0% | 1.1% | 0.9% |
| All Other Service (19 industry groups) | 149 | 6,008 | 7.5% | 7.7% | 8.0% |
| **Total Service** | **1,840** | **28,466** | **64.8%** | **68.7%** | **70.8%** |





Pet Paradise
1675



19

*| performance |* SERVICE INDUSTRIES ACCOUNT FOR MORE THAN HALF OF THE U.S. EMPLOYMENT AND GDP.

# DIVERSIFICATION ACROSS INDUSTRY GROUPS (CONTINUED)

**RETAIL**

*Located in retail corridors*
*Internet resistant*
*High experiential component*
*Selling merchandise*

**(~18%)**

**MANUFACTURING**

*Primarily located in industrial parks*
*Strategically near customers*
*Broad array of industries*
*Making everyday necessities*

**(~17%)**

| Customer Industry Groups | # of Properties | Building Sq. Ft. (in thousands) | % Base Rent and Interest[1] As of December 31, 2018 | 2017 | 2016 |
|---|---|---|---|---|---|
| Furniture | 54 | 3,224 | 5.5% | 6.7% | 3.8% |
| Farm and Ranch Supply | 41 | 3,914 | 4.3% | 3.1% | 3.2% |
| Hunting and Fishing | 9 | 758 | 2.2% | 2.6% | 2.2% |
| Recreational Vehicle Dealers | 21 | 954 | 1.6% | 1.0% | 1.1% |
| Used Car Dealers | 19 | 229 | 1.2% | 0.9% | 0.6% |
| Home Furnishings | 5 | 691 | 0.7% | 0.9% | 1.1% |
| New Car Dealers | 8 | 236 | 0.7% | 0.0% | 0.2% |
| All Other Retail (9 industry groups) | 51 | 2,102 | 2.2% | 2.7% | 3.4% |
| **Total Retail** | **208** | **12,108** | **18.4%** | **17.9%** | **15.6%** |
| Metal Fabrication | 57 | 6,894 | 3.9% | 3.2% | 2.9% |
| Plastic and Rubber Products | 30 | 3,855 | 2.5% | 2.4% | 2.9% |
| Furniture Manufacturing | 12 | 3,688 | 2.0% | 0.6% | 0.0% |
| Electronics Equipment | 10 | 1,060 | 1.4% | 0.7% | 0.6% |
| Aerospace Product and Parts | 11 | 992 | 0.8% | 0.6% | 0.2% |
| Chemical Products | 9 | 820 | 0.8% | 0.4% | 0.6% |
| Automotive Parts and Accessories | 12 | 1,533 | 0.8% | 0.5% | 0.1% |
| All Other Manufacturing (16 industry groups) | 66 | 5,849 | 4.6% | 5.0% | 6.3% |
| **Total Manufacturing** | **207** | **24,691** | **16.8%** | **13.4%** | **13.6%** |
| **Total Portfolio** | **2,255** | **65,265** | **100.0%** | **100.0%** | **100.0%** |


at home


Art Van
Furniture



20

| performance |

S|T|O|R|E'S RETAIL EXPOSURE HAS HIGH EXPERIENTIAL COMPONENT.

RETAIL PORTFOLIO VITALITY IN THE AGE OF E-COMMERCE

STORE capital Single Tenant Operational Real Estate®

## *S|T|O|R|E's Retail Tenants are Thriving in the Age of E-Commerce*

*Vital Experiential Components Distinguish Our Largest Consumer Goods Industry Segments*

| | | The 8 Components of Retail Vitality in the Age of E-Commerce | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | Treasure Hunt | Price Match | Vertical Integration | Private Label | Loyalty Programs | Immediacy | Project Based | Consumer Financing |
| Customer Industry Groups | # of Props. | In-store experience; Expert sales consultation; Buyer interaction with products | Affirms online value proposition; Buyers confirm online selection; Product interaction | In-store returns, Ship-to-store for assembly; local delivery and installation | Differentiated products: Exclusive Products only available in branded store | Strong Loyalty programs: Top retailers have 90% sales via loyalties programs. | Immediate product delivery to consumers: "Owning the last mile" | Project-based; Buyer requires both expert consultation and physical confirmation | Consumer financing program available on location |
| **Furniture** | 54 | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| **Farm/Ranch Supply** | 41 | ✓ | ✓ | ✓ | | ✓ | ✓ | ✓ | |
| **Hunting and Fishing** | 9 | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | |
| **RV Dealers** | 21 | ✓ | ✓ | ✓ | | ✓ | ✓ | | ✓ |
| **Used Car Dealers** | 19 | ✓ | ✓ | ✓ | | | ✓ | | ✓ |
| **Home Furnishings** | 5 | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | |
| **New Car Dealers** | 8 | ✓ | ✓ | ✓ | | | ✓ | | ✓ |

***S|T|O|R|E invests in retail businesses having experiential components combined with strong online presence.***

21

*| performance |*

VITAL COMPONENTS COMBINE TO CREATE AN ESSENTIAL RETAIL BUSINESS MOAT.

# Top 10 Customers[1]

| Customer | % Base Rent and Interest[2] | # of Properties | Description |
|---|---|---|---|
| Art Van | 2.7% | 23 | **Art Van Furniture** is the Midwest's largest furniture retailer and a top ten national furniture retailer based on sales. Founded in 1959, the company operates approximately 190 stores throughout nine states with expected annual sales of $1.3 billion. Art Van Furniture is majority owned by Boston based private equity firm Thomas H. Lee Partners. |
| Fleet Farm | 2.4% | 8 | **Mills Fleet Farm** dba Fleet Farm is a full-service merchant with more than 40 locations in four mid-western states, offering a broad assortment of goods from hunting gear to lawn, garden and farm supplies. In 2016 Mills was purchased by the private equity firm KKR & Co. |
| Bass Pro Shops | 2.2% | 9 | **Bass Pro Group** operates retail locations under the Bass Pro Shops and Cabela's monikers, offering outdoor gear and apparel in an immersive setting. These two iconic brands, combined, operate more than 170 retail and marine centers. Both concepts are market leaders and highly respected within their respective niche of outdoor products. |
| AMC Theatres | 1.7% | 14 | **AMC Entertainment** (NYSE:AMC), is the largest movie exhibition company in the world with over 1,000 theatres and 11,000 screens across the globe, AMC operates among the most productive theatres in the United States' top markets, having the #1 or #2 market share positions in 22 of the 25 largest metropolitan areas of the United States, including the top three markets (NY, LA, Chicago). |
| Stratford School | 1.6% | 17 | **Stratford School** dba Spring Education is the largest pure play US platform focused on PreK-12 education. Spring's diversified collection of brands operates 227 schools in 18 states & D.C. The company is owned by Asia-based investment firm, Primavera Capital. STORE's investment in Stratford increased with their acquisition of Nobel Learning Communities, another existing STORE customer. |
| Cadence Education | 1.6% | 32 | **Cadence Education** is a Morgan Stanley Global private equity owned company and is one of the premier early childhood educators in the U.S. The Company's national platform of more than 170 schools has the capacity to serve more than 20,000 students across 21 states. |
| Zips Car Wash | 1.6% | 42 | **Zips Holdings** is the second largest car wash operator in the US with over 135 locations in operation. In 2015, founder Brett Overman partnered with Equity Investment Group and Britton Hill Partners to help identify acquisition opportunities and provide management support for onboarding operations at new units. |
| U.S. LBM | 1.5% | 46 | **U.S. LBM Holdings,** founded in 2009, is a collection of leading building material distributors across 29 states with more than 230 locations. The company serves as a critical link in the building materials supply chain, supplying more than 60,000 stock keeping units ("SKUs") for custom homebuilders and specialty contractors. US LBM has filed an S-1 with the SEC as it intends to raise additional equity from an IPO. Proceeds from the IPO are expected to payoff outstanding indebtedness under its Second Lien Term Loan. |
| Camping World / Gander Outdoors | 1.5% | 19 | **CWGS Group**, dba Camping World, is the nation's largest retailer of recreational vehicles and related accessories, operating over 220 locations. In 2017, Camping World won a bankruptcy auction to acquire sporting goods retailer Gander Mountain, planning to build on its existing outdoor and camping brand. The Gander Mountain moniker was rebranded to Gander Outdoors. |
| Ashley HomeStore | 1.3% | 16 | **Dufresne Spencer Group** is the largest Ashley's Furniture HomeStore licensee. DSG entered our top 10 with their ownership of Hill Country Holdings, another existing STORE customer and a top Ashley licensee. DSG is backed by a seasoned management team with a strong operating history and garnered an investment from Ashley Corporate in December 2017. |
| | 18.1% | 226 | **Total Top 10 Customers** |

22

| performance |

TOP TEN TENANTS REPRESENT LESS THAN 19% OF ANNUAL RENT & INTEREST.

 Diversification Across Geographies1    23  OCCUPANCY2  | performance |  geographically dispersed portfolio with consistently high occupancy rates.

# ~75% of Contracts Investment-Grade in Quality



Moody's RiskCalc (EDF)
STORE Score [1]
Median EDF
Median STORE Score
% of Annualized Rent & Interest
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
NR C/D B3 B2 B1 Ba3 Ba2 Ba1 Baa3 Baa2 Baa1 A3 A2 A1 Aa3 Aa2 Aa1 Aaa

CONTRACTS RATED INVESTMENT GRADE (3-MO. AVERAGE)



76% 76% 75% 74% 72% 71% 73% 73% 72%
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

MEDIAN UNIT-LEVEL FIXED CHARGE COVERAGE



2.09 2.12 2.09 2.07 2.08 2.05 2.03 2.11 2.10
4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18

***Because we invest in profit-center real estate, our contracts almost always have less investment risk than the credit risk of our tenants. In addition, the STORE Score, being purely quantitative, is a base risk score that often understates contract quality.***

24

| performance |

INVESTMENT-GRADE CONTRACTS MITIGATE CORPORATE DEFAULT RISK.

 25    25  Investment Pipeline Activity  PIPELINE VELOCITY DURING Q4 2018  PIPELINE SECTOR DISTRIBUTION AS OF 12/31/18    PIPELINE SIZE ($B)    Starting Pipeline $12.5 B  Ending Pipeline $13.2 B      New Deals Added $2.0 B  Deals Passed or Closed $1.3 B  Our pipeline continues to mirror STORE’s current portfolio.  Emphasis on Service, Manufacturing and Select Retail sectors having high potential for long-term relevance  | performance |  S|T|O|R|E’s pipeline remains robust and diverse.

 26    NOI, AFFO AND NET INCOME ($MM)2   Growth and Performance    | performance |        PER SHARE ANNUAL GROWTH   NET INCOME:15.9%  DIVIDENDS:7.2%  AFFO:7.3%  Compound Annual Growth Rate  ACQUISITION AND DISPOSITION VOLUME ($MM)1  GROSS RATE OF RETURN 3  5.6%  5.3%  5.4%  5.6%  4.4%  4.1%  8.1%  7.9%  9.8%  9.7%  9.6%  7.8%  3.6%  S|T|O|R|E’S consistent performance has driven stockholder returns.  4.4%  7.9%  9.7%

 Total Return Built on Both Yield & Growth    | performance |  27  500 companies  48 companies(10%)  20 companies(4%)  S|T|O|R|E’s combination of dividend yield and EPS growth offers a superior investment opportunity that has delivered 37% AFFO per share and 32% dividend growth since our IPO.  S|T|O|R|E provides an attractive total return relative to the broader market.  Comparative Annual Return Performance  Rare Earnings and Growth Combination  Comparative Cumulative Return Performance

 Proof of our Design  market-leading direct investment approach in underserved market exceeding $3.4 trillion  1.  market-leading value creation and investment-grade portfolio performance  2.  market-leading diversified investment-grade capital markets strategy  3.  market-leading secure dividends and dividend growth  4.  market-leading investment diversity  5.  leadership team with over 30-year history and a multiple-decade record of outperformance1  8.    | performance |  28  market-leading governance and investor disclosure  6.  7.  four consecutive years of double-digit stockholder returns driven by financial performance

     Appendix

# Management Team Performance

***Management has unparalleled expertise in creating successful STORE Property investment platforms in a variety of market environments.***

**FFCA (NYSE: FFA)**
**1994 - 2001**

- $4.9 billion Invested
- Average Cap Rate 10.3%
- Average 10-year US Treasury 6.2%



12.2%
11.5%
13.0%
FFCA
MSCI REIT Index
S&P 500

**Spirit Finance (NYSE: SFC)**
**2003 - 2007**

- $3.5 billion Invested
- Average Cap Rate 8.7%
- Average 10-year US Treasury 4.4%



19.7%
10.8%
8.7%
Spirit Finance
MSCI REIT Index
S&P 500

**STORE Holding (Oaktree)**
**2011 - 2016**

- $4.4 billion Invested
- Average Cap Rate 8.3%
- Average 10-year US Treasury 2.3%



26.3%
10.9%
9.1%
STORE Holding (Oaktree)
MSCI REIT Index
S&P 500

Annualized total return

## EXCESS RETURN RELATIVE TO MARKET RISK[1]



7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
4.1
FFCA
1.7
Multi-family
1.8
Industrial
1.8
Mall
1.7
Office
1994-2000
4.3
Spirit Finance
1.2
Multi-family
1.2
Industrial
1.9
Mall
1.6
Office
2003-2007
6.0
STORE Capital
1.7
Multi-family
2.4
Industrial
2.8
Mall
2.0
Office
2011-2018

30

*| appendix – historical performance |* S|T|O|R|E LEADERSHIP HAS A PROVEN RECORD OF RISK-ADJUSTED OUTPERFORMANCE.

      31  Stable and Attractive Lease Rate Spreads to Treasury Rates  S|T|O|R|E and predecessors’ average Lease Rates vs. 10-Year Treasuries1  1994  2018  3.9%  2.0%  ÷  Δ    =  .51  24-Year Interest Rate Correlation  (Cap Rate)  (Treasury)  net lease sensitivity to interest rates limits interest rate exposure.  Net lease contracts are financial instruments, with yields that move with interest rates. Assuming borrowing costs rise with interest rates and lease rates rise by half of borrowing cost rates, shareholder returns will be little changed.  | appendix – historical performance |

   ¹ Information based on YTD 3Q 2018 reported results. For companies where the year-to-date lease rate on new acquisitions is not disclosed, the formula assumes a lease rate of 7.0%. Same Store NOI growth used as a proxy for contract lease escalator where the latter is not disclosed. For companies where neither is disclosed, the formula assumes a lease escalator of 1.50%. EBITDA margin is based on revenue less reimbursed property expenses and straight-line rent. Marginal interest rate is based on the current spread on unsecured debt outstanding over the 10 year treasury.     | appendix - returns |  Our elevated equity return on new investments is a principle driver of our margins of safety and contributes to superior equity value creation ability.  Marginal Equity Returns on Net Lease Real Estate Investments  32  Marginal Equity RETURNS1  ((lease rate + lease escalators) x EBITDA margin - (marginal interest rate x % funded with debt))  % funded with equity  ROE computed on new investments using the V-Formula   elevated returns contribute to performance and capital access.

STORE capital Single Tenant Operational Real Estate®

# COMPARATIVE VALUE CREATION S|T|O|R|E VS. PEERS

***Elevated gross cap rates and EBITDA margins have contributed to higher equity rates of return, leading to a higher spread between shareholder historic cost and market valuation, or Market Value Added (MVA).***


GROSS CAP RATE SPREAD OVER THE COST OF DEBT[1]
6%
5%
4%
3%
2%
1%
0%
S|T|O|R|E
ADC
NNN
SRC
EPR
O


MVA GROWTH RATE[2]
12%
10%
8%
6%
4%
2%
0%
S|T|O|R|E
ADC
O
NNN
EPR
SRC


CURRENT AFFO MULTIPLE[3]
20
18
16
14
12
10
8
6
4
2
0
S|T|O|R|E
EPR
SRC
NNN
O
ADC

*[1] For the YTD period ended September 30, 2018. Gross cap is Initial cap rate on new acquisitions plus contract bumps. For companies where the year-to-date lease rate on new acquisitions is not disclosed, the formula assumes a lease rate of 7.0%. Same Store NOI growth used as a proxy for contract lease escalator where the latter is not disclosed. For companies where neither is disclosed, the formula assumes a lease escalator of 1.50%. Cost of debt is the current spread on unsecured debt outstanding over the 10 year treasury.*
*[2] Calculated using the formula: [market capitalization / computed equity cost]^(1 / weighted average age of equity)*
*[3] Calculated as of September 28, 2018*

33

| appendix - returns |

S|T|O|R|E LEADS ON SHAREHOLDER VALUE CREATION.

   Most Diversified Tenant Base  Source: Latest publicly available financial information as of September 30, 2018. ¹ Includes: Agree Realty Corporation; EPR Properties; Lexington Realty Trust; Spirit Realty Capital, Inc.; VEREIT, Inc.; and W. P. Carey Inc.  (weighted average lease term in years)  Longest Lease Term  Lowest Near-Term Renewal Exposure  (% top 5 tenants, based on current annual rent)  (% expirations by period, based on current annual rent)    Our net-lease portfolio has long contract terms and very high tenant diversification.  High Quality Portfolio  34  | appendix – portfolio|  S|T|O|R|E leads on lease term and tenant diversity.

 DIVIDEND PER SHARE growth1    (Since Q1 2015)  affo payout ratio2    Strong Protected Dividend Growth  Our dividend growth is the highest amongst our net-lease peers…..    35  | appendix – portfolio|  …and our dividends are the most protected.    STORE’s dividend growth rate is 37% higher than its nearest peer.  1 Source: Historical dividend data from Nasdaq.com. VEREIT established its quarterly dividend in Q3 2015. Data for Spirit was not included following the spin-off of SMTA.2 Represents consensus 2019 analyst estimate from CapIQ.  S|T|O|R|E has posted strong dividend growth and dividend protection.

 Consistent Contract Quality    36  Investment grade contracts averaging ~75% of S|T|O|R|E’s rent over prior three years.  Tenant Rating vs. Contract Rating (Cumulative)    Strong contracts create a margin of safety relative to corporate credit risk.  Contract Ratings  | appendix – portfolio|  Tenant Ratings  strong contract stability across S|T|O|R|E’s portfolio over time.

SENIOR CONTRACT IMPORTANCE

STORE capital Single Tenant Operational Real Estate®

## STORE Capital Normalized Recovery Distribution Vs. Other Credit Sectors



Avg. CMBS Recovery ~34%1
Avg. Loan Recovery ~56%2
WAvg. STORE Recovery ~70%3
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
110.0%
120.0%
130.0%

***Because we invest in profit-center real estate, our recoveries of underperforming assets have a distribution towards elevated recoveries as a result of lease contract seniority.***

37

*| appendix – portfolio |* PROFIT CENTER LEASE CONTRACT SENIORITY GREATLY LOWERS INVESTMENT RISK.

# PORTFOLIO MANAGEMENT IMPACT ON GROWTH

STORE capital — Single Tenant Operational Real Estate®

## Asset Sales Impact on Internal Growth

| | 2016 | 2017 | 2018 | Averages |
|---|---|---|---|---|
| Disposition Cap Rate (occupied property sales) | 7.5% | 7.6% | 7.1% | 7.4% |
| Acquisition Cap Rate | 7.9% | 7.8% | 7.9% | 7.9% |
| Spread | 0.4% | 0.2% | 0.8% | 0.5% |
| Percent of Portfolio Sold | 1.9% | 5.0% | 3.7% | 3.5% |

| 3 Year Annual Cumulative Effect ($000's) | 2016 | 2017 | 2018 | Totals |
|---|---|---|---|---|
| Proceeds From Sales | $82,200 | $267,400 | $251,400 | $601,000 |
| Unleveraged Revenue Accretion | $329 | $535 | $2,011 | $2,875 |
| Internal Growth Contribution | 0.10% | 0.13% | 0.40% | 0.32% |
| Leveraged Revenue Accretion | $506 | $840 | $2,562 | $3,908 |
| Leveraged Internal Growth Contribution | 0.15% | 0.20% | 0.52% | 0.40% |

Because STORE is levered at ~40% of our asset cost and we have generated gains on asset sales above our initial cost, we can add to our growth by leveraging those gains.

***Active portfolio management is a strong complement to our property management activity to minimize portfolio investment risk.***

## Gains/Losses on Dispositions 2018 ($MM)



+20%
$17.8
+5%
$5.1
+2%
$0.7
+10%
$23.6
Opportunistic Sales (39%)
Strategic Sales (42%)
Property Management (19%)
Net Gains over Cost

- ***$228MM (orig. cost), 3.7% of BOY Portfolio***
- ***Opportunistic Sales 6.81% Cap***
- ***Strategic Sales 7.14% Cap***
- ***102% Recovery on Property Mgmt.***

38

| appendix – portfolio | ACTIVELY MANAGING THE PORTFOLIO CREATES ACCRETIVE INTERNAL GROWTH.

STORE capital
Single Tenant Operational Real Estate®

# Internal Growth in Perspective

***Attractive internal growth components based on approximately $8.4 billion of investments over 7.5 years***


5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
+3.7%
+0.1%
(0.3%)
(0.2%)
Internal Growth (Unleveraged)
3.3%
Shareholder Internal Growth (Leveraged)
>5%

| INTERNAL GROWTH *Growth by design* | PORTFOLIO MANAGEMENT *Ability to realize gains* | PROPERTY MANAGEMENT *Ability to manage losses* | PROPERTY MANAGEMENT *Work in Process (WIP)* | Internal Growth (Unleveraged) 3.3% |
|---|---|---|---|---|
| Annual Rent Increase +1.8 %<br>Reinvested Cash Flow[1] +1.9 % | Avg. Rent Related to Property Sales ~0.9%<br>Avg. Rent Gain on Sales ~8.0% | Resolved Credit Events (1.0)%<br>Recovery (~70%) +0.7% | WIP (0.2)%<br>*(Added drag from unresolved credit events)* | Growth Adjusted for Equity Capitalization (~60% at cost) |
| Base Int. Growth +3.7 % | AFFO Impact ~0.1% | Net Credit Loss (0.3)% | WIP Drag (0.2)% | Shareholder Internal Growth (Leveraged) >5% |

39

| appendix – portfolio | MARGINS OF SAFETY, INVESTMENT-GRADE PERFORMANCE AND BUILT-IN GROWTH.

 As of December 31, 2018        Unencumbered Asset Pool  Total Portfolio   Investment Property Locations  1,245  2,255  Total Investment Amount  $4,628MM  $7,605MM  Weighted Average Remaining Lease Contract Term  ~15 Years  ~14 Years  % of Portfolio Subject to NNN Leases (by ABR)  98%  98%  % of Portfolio Subject to Master Leases (by ABR)1  90%  91%  Avg. Investment Amount / Replacement Cost (New)2  80%  81%  % of Locations Providing Unit-Level Financial Reporting  98%  98%  Median Expected Default Frequency (Tenant Risk)  1.68% (Ba3)  1.55% (Ba2)  Median STORE Score (Contract Risk)  0.39% (Baa2)  0.41% (Baa2)  Median Unit-Level Fixed Charge Coverage Ratio (FCCR) / 4-Wall Coverage Ratio3  2.35x / 2.82x  2.10x / 2.53x  Top Tenant Exposure (% ABR)  4.7%  2.7%  Top 5 Tenant Exposures (% ABR)  14.9%  10.6%  Industry Diversification (by ABR)  Comparison of Key Metrics: Unencumbered Pool vs. Total Portfolio  Unencumbered and Secured Asset Pools Have Consistent Credit Profiles  Consistent Asset Quality Across Portfolio    granular and diverse assets allow us to create comparable asset pools.   40  Total Portfolio  Unencumbered Asset Pool  | appendix – portfolio|

# EXECUTIVE MANAGEMENT TEAM



## CHRISTOPHER H. VOLK
President, CEO & Director
- Co-Founder; CEO and Director since Company's inception in May 2011
- Former Co-Founder, CEO and Director of Spirit Finance Corporation ("Spirit"); former President and Director of Franchise Finance Corporation of America ("FFCA")
- >30 years of experience in structuring, managing and financing commercial real estate companies
- Led largest ever real estate limited partnership roll-up transaction of its time in 1994 in formation of FFCA; oversaw issuance of FFCA's unsecured debt rating in 1995, the first unsecured debt rating ever issued to a net-lease REIT; led creation of first commercial real estate master trust debt conduit in the United States designed to finance net-lease assets in 2005 at Spirit



## MARY FEDEWA
Chief Operating Officer & Director
- Co-Founder; Chief Operating Officer, Assistant Secretary and Assistant Treasurer; Director since August 2016
- Former Managing Director of Acquisitions at Spirit; former Senior Vice President of GE Franchise Finance (successor company to FFCA)
- >20 years of experience in a broad range of financial services
- Recognized as a Woman of Influence in 2016 by Real Estate Forum magazine



## CATHERINE LONG
Chief Financial Officer, EVP & Treasurer
- Co-Founder; Executive Vice President – CFO, Treasurer and Assistant Secretary since Company's inception
- Former CFO and Treasurer of Spirit; former Principal Accounting Offer of FFCA
- >30 years of accounting, operating and financial management expertise
- Named CFO of the Year in 2008 by Arizona chapter of Financial Executives International



## MICHAEL T. BENNETT
EVP – General Counsel, Chief Compliance Officer & Secretary
- Co-Founder; Executive Vice President—General Counsel, Chief Compliance Officer, Corporate Secretary and Assistant Treasurer
- Former Senior Vice President of Spirit; former General Counsel of Farmer Mac (NYSE:AGM)
- >30 years of legal, transactional and operational experience in real estate and finance industries
- Named best in-house attorney at the Arizona Corporate Counsel Awards in 2017 by Az Business magazine

41

| appendix – S|T|O|R|E leadership|

# Board of Directors



### MORTON H. FLEISCHER
Chairman
- Chairman since inception in May 2011. Former Co-Founder and Chairman of Spirit and FFCA



### CHRISTOPHER H. VOLK
Chief Executive Officer & Director
- Co-Founder of S|T|O|R|E; CEO and Director since inception in May 2011. Former Co-Founder, CEO and Director of Spirit and President and Director of FFCA



### MARY FEDEWA
Chief Operating Officer & Director
- Co-Founder of S|T|O|R|E; COO since September 2017 (previously EVP – Acquisitions since inception in May 2011); Director since 2016



### JOSEPH M. DONOVAN
Director
- Director since 2014. Chairman of Fly Leasing Limited (NYSE: FLY)



### WILLIAM F. HIPP
Director
- Director since 2016. Former head of real estate for Key Bank, BankBoston and FleetBoston with over 35 years in commercial banking



### CATHERINE D. RICE
Director
- Director since October 2017. Lead Independent Director, Colony Northstar Credit Real Estate (NYSE: CLNC); Former Senior Managing Director and CFO of W.P. Carey



### EINAR A. SEADLER
Director
- Director since 2016. Founder and President of EAS Advisors LLC; Former Managing Director of Accenture Strategy



### RAJATH SHOURIE
Director
- Director since February 2019. Managing Director and co-portfolio manager within Oaktree Capital Management's Distressed Debt Group



### QUENTIN P. SMITH, JR
Director
- Director since 2014. Founder and President of Cadre Business Advisors LLC; Director of Banner Health System

42

| appendix – S|T|O|R|E leadership |

     Financial Information

 44    Condensed Consolidated Statements of Income    Three Months Ended            Year Ended              December 31,            December 31,            $ thousands, except share and per share data    2018      2017    2018      2017       Revenues:    (unaudited)            (unaudited) (audited)           Rental revenues    $ 139,211       $ 113,850       $ 513,302       $ 427,943      Interest income on loans and direct financing receivables    7,074       5,836       25,741       22,565      Other income    419       438       1,713       2,339      Total revenues    146,704       120,124       540,756       452,847      Expenses:                           Interest    35,964       28,540       129,061       120,478      Property costs    1,413       1,501       4,250       4,773      General and administrative    12,513       11,203       45,725       40,990      Depreciation and amortization    49,519       40,079       181,826       150,279      Provisions for impairment    5,202       1,500       7,810       13,440      Total expenses    104,611       82,823       368,672       329,960      Gain on dispositions of real estate    14,676      3,826       45,528      39,609      Income from operations before income taxes    56,769      41,127       217,612       162,496      Income tax expense    185      119      642      458     Net income    $ 56,584       $ 41,008       $ 216,970       $ 162,038                                Net income per share of common stock - basic and diluted    $ 0.26       $ 0.21       $ 1.06       $ 0.90                                Dividends declared per common share    $ 0.33       $ 0.31       $ 1.28       $ 1.20                                Weighted average common shares outstanding – basic    215,660,467      190,765,946       204,322,298      178,586,266      – diluted    216,477,667      191,302,717       204,933,292      178,656,676     | appendix - financial |

   Condensed Consolidated Balance Sheets      December 31,              $ thousands, except share and per share data    2018        2017      Assets      (unaudited)        (audited)    Investments:                   Real estate investments:                   Land and improvements      $ 2,280,280        $ 1,898,342     Buildings and improvements      4,888,440        3,958,003     Intangible lease assets      85,148        87,402     Total real estate investments      7,253,868        5,943,747     Less accumulated depreciation and amortization      (585,913)      (426,931)        6,667,955        5,516,816     Real estate investments held for sale, net      -        16,741     Loans and direct financing receivables      351,202        271,453    Net investments      7,019,157        5,805,010    Cash and cash equivalents      27,511        42,937    Other assets, net      67,303        51,830    Total assets      $ 7,113,971        $ 5,899,777    Liabilities and stockholders' equity                  Liabilities:                   Credit facility       $ 135,000          $ 290,000      Unsecured notes and term loans payable, net      916,720        570,595     Non-recourse debt obligations of consolidated special purpose entities, net      2,008,592        1,736,306     Dividends payable      72,954        60,068     Accrued expenses, deferred revenue and other liabilities      117,204        71,866    Total liabilities      3,250,470        2,728,835    Stockholders' equity:                   Common stock, $0.01 par value per share, 375,000,000 shares authorized, 221,071,838                   and 193,766,854 shares issued and outstanding, respectively      2,211        1,938     Capital in excess of par value      4,129,082        3,381,090     Distributions in excess of retained earnings      (267,651)      (214,845)   Accumulated other comprehensive (loss) income      (141)      2,759    Total stockholders' equity      3,863,501        3,170,942    Total liabilities and stockholders' equity      $ 7,113,971        $ 5,899,777    45  | appendix - financial |

## FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS[1]

STORE capital Single Tenant Operational Real Estate®

| $ thousands, except per share data | Three Months Ended December 31, 2018 | Three Months Ended December 31, 2017 | Year Ended December 31, 2018 | Year Ended December 31, 2017 |
|---|---|---|---|---|
| | (unaudited) | | (unaudited) | |
| **NET INCOME** | $ 56,584 | $ 41,008 | $ 216,970 | $ 162,038 |
| Depreciation and amortization of real estate assets | 49,295 | 39,858 | 180,851 | 149,556 |
| Provision for impairment of real estate | 5,202 | - | 5,202 | 11,940 |
| Gain on dispositions of real estate, net of tax[2] | (14,666) | (3,826) | (45,398) | (39,604) |
| **FUNDS FROM OPERATIONS (FFO)** | $ 96,415 | $ 77,040 | $ 357,625 | $ 283,930 |
| Adjustments: | | | | |
| Straight-line rental revenue, net: | | | | |
| Fixed rent escalations accrued | (1,296) | (1,361) | (6,121) | (6,414) |
| Construction period rent deferrals | 2,116 | 965 | 6,622 | 3,056 |
| Amortization of: | | | | |
| Equity-based compensation | 2,659 | 2,051 | 8,608 | 7,931 |
| Deferred financing costs and other noncash interest expense[3] | 3,578 | 1,851 | 9,549 | 9,978 |
| Lease-related intangibles and costs[4] | 601 | 573 | 2,433 | 7,043 |
| Provision for loan losses | - | 1,500 | 2,608 | 1,500 |
| Capitalized interest | (681) | (415) | (2,641) | (1,243) |
| Gain on extinguishment of debt | - | - | (814) | - |
| Accrued severance costs | - | - | - | 296 |
| **ADJUSTED FUNDS FROM OPERATIONS (AFFO)** | $ 103,392 | $ 82,204 | $ 377,869 | $ 306,077 |
| | | | | |
| **Net Income per share of common stock - basic and diluted[5]** | $ 0.26 | $ 0.21 | $ 1.06 | $ 0.90 |
| | | | | |
| **FFO per share of common stock – basic[5]** | $ 0.45 | $ 0.40 | $ 1.75 | $ 1.59 |
| **– diluted[5]** | $ 0.44 | $ 0.40 | $ 1.74 | $ 1.59 |
| | | | | |
| **AFFO per share of common stock – basic[5]** | $ 0.48 | $ 0.43 | $ 1.85 | $ 1.71 |
| **– diluted[5]** | $ 0.48 | $ 0.43 | $ 1.84 | $ 1.71 |

46

| appendix - financial |

 GAAP Reconciliations: Net Income to FFO and AFFO1    47   $ millions (unaudited)   Year Ended December 31,          2015  2016  2017  2018   NET INCOME  $ 83.8  $ 123.3  $ 162.0  $ 217.0   Depreciation and amortization of real estate assets  88.3   119.1   149.6   180.9    Provision for impairment of real estate  1.0   1.7   11.9   5.2    Gain on dispositions of real estate, net of tax2  (1.3)   (13.2)  (39.6)  (45.4)   FUNDS FROM OPERATIONS (FFO)  $ 171.7  $ 230.9  $ 283.9  $ 357.6   Adjustments:           Straight-line rental revenue, net:           Fixed rent escalations accrued  (4.8)  (5.5)  (6.4)  (6.1)   Construction period rent deferrals  2.7  3.1  3.1  6.6   Transaction costs  1.2   0.5   -   -    Amortization of:           Equity-based compensation  4.7   7.0   7.9   8.6    Deferred financing costs and other noncash interest expense3  6.5   7.3   10.0   9.5    Lease-related intangibles and costs4  2.1  2.5   7.0  2.4   Provision for loan losses  -   -   1.5  2.6   Capitalized interest  (0.8)  (0.8)  (1.2)  (2.6)   Gain on extinguishment of debt  -  -  -  (0.8)   Accrued severance costs  -   -   0.3  -   Selling stockholder costs  -  0.8  -  -   ADJUSTED FUNDS FROM OPERATIONS (AFFO)  $ 183.5  $ 245.8  $ 306.1  $ 377.9  | appendix - financial |

 GAAP Reconciliations: Net Income to NOI    48   $ millions (unaudited)   Year Ended December 31,           2015  2016  2017  2018   NET INCOME  $83.8  $123.3  $162.0  $217.0   Adjustments:           Interest  81.8   105.2   120.5   129.1    Transaction costs  1.2   0.5   -   -    General and administrative  28.0   34.0   41.0   45.7    Selling stockholder costs  -   0.8   -   -    Depreciation and amortization  88.6   119.6   150.3   181.8    Provisions for impairment  1.0   1.7   13.4   7.8    Gain on dispositions of real estate  (1.3)   (13.3)   (39.6)  (45.5)   Income tax expense  0.3  0.4  0.5  0.6   NET OPERATING INCOME  $283.2  $372.3  $448.1  $536.5  | appendix - financial |

 GAAP Reconciliations: Debt to Adjusted Debt1    49   $ millions (unaudited)  As of        December 31, 2018       Credit facility     $ 135.0     Unsecured notes and term loans payable, net    916.7     Non-recourse debt obligations of consolidated special purpose entities, net    2,008.6     TOTAL DEBT    $ 3,060.3     Adjustments:         Unamortized net debt discount    2.0     Unamortized deferred financing costs    35.5     Cash and cash equivalents    (27.5)   Restricted cash deposits held for the benefit of lenders    (14.6)   ADJUSTED DEBT    $ 3,055.7    | appendix - financial |

 GAAP Reconciliations: Net Income to Adjusted EBITDAre1    50   $ millions (unaudited)  Three Months Ended        December 31, 2018       NET INCOME    $ 56.6     Adjustments:         Interest    36.0     Income tax expense    0.2     Depreciation and amortization    49.5     EBITDA    142.3     Adjustments:         Provision for impairment of real estate    5.2     Gain on dispositions of real estate    (14.7)   EBITDAre    132.8     Adjustments:         Provision for loan losses    -     ADJUSTED EBITDAre    $ 132.8     Estimated adjustment to Adjusted EBITDAre if all real estate acquisitions and dispositions for         the quarter ended December 31, 2018 had occurred as of October 1, 2018    5.9     ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE    $ 138.7             ANNUALIZED ADJUSTED EBITDAre    $ 531.1     ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE    $ 554.8             ADJUSTED DEBT / ANNUALIZED ADJUSTED EBITDAre    5.8x     ADJUSTED DEBT/ ANNUALIZED ADJUSTED EBITDAre – CURRENT ESTIMATED RUN RATE    5.5x    | appendix - financial |

 Long-Term Debt Maturities    51  | appendix - financial |  $ thousands  Total  2019  2020  2021  2022  2023  2024  2025  2026  2027  2028  Thereafter  Unsecured notes  $ 725,000  $ -  $ -  $ -  $ 75,000  $ -  $ 100,000  $ -  $ 200,000  $ -  $ 350,000  $ -  Term loans  200,000  100,0001  -  100,000  -  -  -  -  -  -  -  -  Non-recourse mortgage notes:                           STORE Master Funding2  1,868,466  25,694  93,415  137,853  113,767  262,096  333,322  268,979  169,067  464,273  -  -   Other secured notes  169,405  9,617  4,260  17,580  37,788  24,652  10,263  1,978  54,443  595  622  7,607  Total  $ 2,962,871  $ 135,311  $ 97,675  $ 255,433  $ 226,555  $ 286,748  $ 443,585  $ 270,957  $ 423,510  $ 464,868  $ 350,622  $ 7,607  1 Extendable – three one-year options.2 Prepayable 24 or 36 months prior to maturity.

 52    Supplemental Reporting Measures  Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles, or GAAP. We also disclose Funds from Operations, or FFO, and Adjusted Funds from Operations, or AFFO, both of which are non‑GAAP measures. We believe these two non‑GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or to cash flows from operations as reported on a statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income, excluding gains (or losses) from extraordinary items and sales of depreciable property, real estate impairment losses, and depreciation and amortization expense from real estate assets, including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain non‑cash revenues and expenses that have no impact on our long-term operating performance, such as straight‑line rents, amortization of deferred financing costs and stock‑based compensation. In addition, in deriving AFFO, we exclude certain other costs not related to our ongoing operations, such as the amortization of lease-related intangibles.  FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. Management believes that AFFO provides more useful information to investors and analysts because it modifies FFO to exclude certain additional non-cash revenues and expenses such as straight‑line rents, including construction period rent deferrals, and the amortization of deferred financing costs, stock‑based compensation and lease-related intangibles as such items may cause short-term fluctuations in net income but have no impact on long-term operating performance. We believe that these costs are not an ongoing cost of the portfolio in place at the end of each reporting period and, for these reasons, the portion expensed is added back when computing AFFO. As a result, we believe AFFO to be a more meaningful measurement of ongoing performance that allows for greater performance comparability. Therefore, we disclose both FFO and AFFO and reconcile them to the most appropriate GAAP performance metric, which is net income. STORE Capital’s FFO and AFFO may not be comparable to similarly titled measures employed by other companies.   | appendix |

# Supplemental Reporting Measures

**Note: In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDA*re* for all periods beginning after December 31, 2017. STORE's presentation of Adjusted EBITDA*re* matches our previous presentation of Adjusted EBITDA.**

We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDA*re* and Adjusted EBITDA*re*, is useful to investors and analysts because it provides important supplemental information concerning our operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other companies.

**EBITDA, EBITDA*re* and Adjusted EBITDA*re***

*EBITDA* represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization.

We compute *EBITDAre* in accordance with the definition adopted by NAREIT. NAREIT defines EBITDA*re* as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses.

To derive *Adjusted EBITDAre* we modify the NAREIT definition of EBITDA*re* to exclude other items included in GAAP net income, such as provisions for loan losses, as such items are not related to our ongoing performance.

***Note: The adjustments to derive Adjusted EBITDAre may not exist in every quarter, therefore EBITDAre and Adjusted EBITDAre may be equal.***

**Annualized Adjusted EBITDA*re* and Adjusted Debt**

*Annualized Adjusted EBITDAre* is calculated by multiplying Adjusted EBITDA*re* for the most recently completed fiscal quarter by four.

*Annualized Adjusted EBITDAre – Current Estimated Run Rate* is based on an estimated Adjusted EBITDA*re* calculated as if all leases and loans in place as of the last date of the most recently completed fiscal quarter had been in place as of the beginning of such quarter; then annualizing that estimated Adjusted EBITDA*re* for the quarter by multiplying it by four. You should not unduly rely on this metric as it is based on several assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted EBITDA*re* for future periods may be significantly less than that implied by our reported Annualized Adjusted EBITDA*re* – Current Estimated Run Rate for a variety of reasons.

*Adjusted Debt* represents our outstanding debt obligations excluding unamortized deferred financing costs and net debt premium, further reduced for cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding unamortized deferred financing costs and net debt premium, cash and cash equivalents and restricted cash deposits held for the benefit of lenders provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts.

**Adjusted Debt to Annualized Adjusted EBITDA*re***

*Adjusted Debt to Annualized Adjusted EBITDAre*, or leverage, is a supplemental non-GAAP financial measure we use to evaluate the level of borrowed capital being used to increase the potential return of our real estate investments. We calculate leverage by dividing Adjusted Debt by Annualized Adjusted EBITDA*re*. Because our portfolio growth level is significant to the overall size of the Company, we believe that presenting this leverage metric on a run rate basis is more meaningful than presenting the metric for the historical quarterly period, and we refer to this metric as Adjusted Debt to Annualized Adjusted EBITDA*re*—Current Estimated Run Rate. Leverage should be considered as a supplemental measure of the level of risk to which stockholder value may be exposed. Our computation of leverage may differ from the methodology employed by other companies and, therefore, may not be comparable to other measures.

53

| appendix |

 54  Footnotes  Page 4:1 Reflects the percentage of our contracts (based on annualized base rent and interest) that have a STORE Score that is investment grade. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties.Page 7:1 Represents the weighted average percentage change (by annualized base rent and interest) in reported corporate revenues for the trailing 12-month (or nine-month if 12-month is not available) period as reported to STORE Capital for the period ended December 31, 2017 as compared to the same period ended December 31, 2016. Excludes customers representing 7.5% of annualized base rent and interest because sufficient comparable data is not available.2 Estimated based on total revenue per employee for all companies in the middle market (based on data reported by the National Center for the Middle Market for 2017) extrapolated to the aggregate total revenue of S|T|O|R|E’s customers and the growth rate as described in footnote 1 above.Page 9:1 Represents reported corporate revenues for financial statements received by STORE Capital through December 31, 2018. Excludes customers, representing approximately 2.0% of annualized base rent and interest, that do not report corporate revenues. 2 Estimated based on total revenue per employee for all companies in the middle market (based on data reported by the National Center for the Middle Market for 2017) extrapolated to the aggregate total revenue of S|T|O|R|E’s customers.3 Represents the number of locations operated by S|T|O|R|E’s customers as reported to STORE Capital through December 31, 2017.  Page 11:1 Represents the tolerable fall-off in unit sales so that EBITDAR after overhead will still cover the unit’s fixed charges (which includes S|T|O|R|E’s rent and interest) weighted by the unit’s fixed charges (based on currently available results for approximately 86% of the properties in our investment portfolio). If the variable profit coefficient for an individual unit was unavailable, we assumed the average long-term variable profit coefficient for the entire portfolio in the calculation of the fall-off amount.Page 12:1 Represents the weighted average interest rate on balloon payments due in the respective years.2 Free cash flow approximates Adjusted Funds from Operations less dividends paid.Page 13:1 Based on average of ratios of Realty Income and National Retail Properties as of September 30, 2018.2 Ratios as of December 31, 2018; Unencumbered EBITDA based on NOI from Unencumbered Assets less an allocation of general and administrative expenses based on assets.Page 14: 1 Shown by percentage of annualized base rent and interest (annualized based on rates in effect on December 31, 2018, for all leases, loans and direct financing receivables in place as of that date). Excludes contracts representing less than 0.2% of annualized base rent and interest where there are no further escalations remaining in the current lease term and there are no extension options. Of our contracts in place as of December 31, 2018, 84% increase based on changes in CPI, 14% increase based on fixed rates in the contract and only 2% do not increase. 2 Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occurred annually.  For escalations based on a formula including CPI, assumes the stated fixed percentage in the contract or assumes 1.5% if no fixed percentage is in the contract.  For contracts with no escalations remaining in the current lease term, assumes the escalation in the extension term.     | appendix |   3 Dividend protection refers to the percentage difference between our AFFO per share and our dividend per share. The wider the relative gap between AFFO per share and dividends per share, the greater the implied dividend protection. All dividends are declared at the discretion of our Board of Directors and future dividends will depend upon our actual funds from operations, financial condition and capital requirements, the annual distribution requirements under the REIT provisions of the Code and other factors.4 S|T|O|R|E defines internal growth as the combination of high average lease escalators and a low AFFO payout ratio, which allows us to reinvest a growing amount of free cash flow back into our business. Page 15:1 See chart, page 30.Page 16:1 Our Board of Directors has opted out of provisions of the Maryland Unsolicited Takeover Act (or “MUTA”), the business combination statute, the control share acquisition statute and provisions otherwise granting us the right to adopt a stockholder rights plan and we may not opt back into any of these statutes or provisions without stockholder approval or, in the case of a stockholder rights plan, stockholder ratification within 12 months of adoption of such a plan.Page 17: 1 S|T|O|R|E’s pipeline from 2014 through December 31, 2018. See slide 25 for more information about S|T|O|R|E's pipeline, including its composition. S|T|O|R|E may never acquire properties in its pipeline for a variety of reasons as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.2 Growth rate in quarterly AFFO per share since IPO in Q4 2014.3 Data as of September 30, 2018.4 See footnote 3 to page 14.5 S|T|O|R|E defines occupancy as a property being subject to a lease or loan contract.

 Footnotes    | appendix |   55  Page 18: * Based on annualized base rent and interest.1 Represents the percentage of our lease contracts that were created by S|T|O|R|E Capital or contain preferred contract terms such as unit-level financial reporting, triple-net lease provisions and, when applicable, master lease provisions.2 Weighted average annual lease escalation represents the weighted average annual escalation rate of the entire portfolio as if all escalations occurred annually. For escalations based on a formula including CPI, assumes the stated fixed percentage in the contract or assumes 1.5% if no fixed percentage is in the contract. For contracts with no escalations remaining in the current lease term, assumes the escalation in the extension term. Calculation excludes contracts representing less than 0.2% of annualized base rent and interest where there are no further escalations remaining in the current lease term and there are no extension options.3 S|T|O|R|E defines occupancy as a property being subject to a lease or loan contract. 4 The number of properties not currently operating but subject to a lease represents the number of our investment locations that have been closed by the tenant but remain subject to a lease.5 The percentage of investment portfolio subject to master leases represents the percentage of the investment portfolio in multiple properties with a single customer subject to master leases. Based on annualized base rent and interest, 84% of the investment portfolio involves multiple properties with a single customer, whether or not subject to a master lease.6 The average investment amount/replacement cost (new) represents the ratio of purchase price to replacement cost (new) at acquisition.7 Of the 98% of our properties that are required to provide unit-level reporting, 99% have provided current obligated statements as of February 4, 2019.  8 S|T|O|R|E calculates unit fixed charge coverage ratio generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense. The weighted average unit FCCR and 4-Wall coverage ratios were 2.6x and 3.2x, respectively, as of December 31, 2018, 2.4x and 3.1x, respectively, as of December 31, 2017 and 2.9x and 3.5x, respectively, as of December 31, 2016.9 The proportion of investment contracts rated investment grade represents the percentage of our contracts (based on annualized base rent and interest) that have a STORE Score that is investment grade. We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a risk measure reflective of both the credit risk of our tenants and the profitability of the operations at the properties. Pages 19 and 20: 1 Data as of December 31, 2018, 2017 and 2016, by percentage of annualized base rent and interest (annualized based on rates in effect on December 31, 2018, 2017 and 2016, for all leases, loans and direct financing receivables in place as of those dates). The industry group classification for certain customers as of December 31, 2017 and 2016 have been changed to conform to December 31, 2018 presentation.Page 22:1 Data based on information available on customer websites, news releases and/or SEC filings.2 Data as of December 31, 2018, by percentage of annualized base rent and interest (annualized based on rates in effect on December 31, 2018, for all leases, loans and direct financing receivables in place as of that date).  Page 23:1 Based on annualized base rent and interest.2 Represents the percentage of our properties that are occupied. S|T|O|R|E defines occupancy as a property being subject to a lease or loan contract. As of September 30, 2017, the Company owned 19 properties that were vacant and not subject to a contract; subsequent to September 30, 2017, eight of these properties were re-leased, one was sold and the Company’s occupancy rate improved from 99.0% to 99.5%.Page 24:1 We measure the credit quality of our portfolio on a contract-by-contract basis using the STORE Score, which is a proprietary risk measure reflective of both the credit risk of our tenants and the profitability of the operations at our properties.  The STORE Score is a quantitative measurement of contract risk computed by multiplying tenant default probabilities (using Moody’s RiskCalc) and estimated store closure probabilities (using a simple algorithm we developed that has closure probabilities ranging from 100% to 10%, depending on unit-level profitability).  Qualitative features can also impact investment risk, such as low property investment amounts, favorable tenant debt capital stacks, the presence of third party guarantors, or other factors. Such qualitative factors are not included in the STORE Score and may serve to mitigate investment risk even further.Page 26:1 Acquisitions represent the total of acquisitions of real estate and investment in loans and direct financing receivables. Dispositions represent the original acquisition cost of real estate sold and loan repayments received in conjunction with real estate sales.2 Refer to pages 46 through 48 and page 52 for definitions of these non-GAAP financial measures and reconciliation to GAAP net income.3 Gross Rate of Return represents initial cap rate plus weighted average annual lease escalators. Gross returns do not represent the actual returns we may earn on properties.

 Footnotes      | appendix |   56  Page 27:1 Source: CapIQ. Data as of December 31, 2018. Page 28:1 Based on annualized total returns earned by management’s prior investment vehicles while operating as a public company, compared to annualized total returns on the MSCI US REIT Index during the same periods. The past performance of these investment vehicles is not an indicator of S|T|O|R|E’s future performance, and S|T|O|R|E’s performance may be significantly less favorable than the past performance data included in this presentation. Moreover, some of the past performance data covers periods with economic characteristics and cycles and interest rate environments that are significantly different from those S|T|O|R|E faces today and may face in the future.Page 30:1 Source: Green Street Advisors, Company data and, with respect to FFCA and Spirit Finance, publicly available SEC company filings. The Sharpe Ratio measures the ratio of excess returns to risk, using the spread between capitalization or lease rates and the 10-year U.S. Treasury yields to measure excess returns, and using the standard deviation of returns to measure risk. All ratios are calculated using capitalization or lease rate data during which FFCA and Spirit were publicly traded companies and the period since S|T|O|R|E’s inception. The ratio is calculated based on historical data from January 1994 to December 2018, and future returns and risk may not be consistent with this historical data. Page 31:1 Source: U.S. Treasury, Company data and, with respect to FFCA and Spirit Finance, publicly available SEC company filings.  Page 37:1 Converted to Recovery on Original Value. Average CMBS recovery 49.6% and Average LTV is 69.2% (1995-2018) Source: Kroll.2 Converted to Recovery on Original Value. Average Loan recovery is 80.4% and Average LTV is 70% (1987-2017) Sources: Moody’s & Loans.com.3 Weighted Average STORE recovery based on rents. Recovery to Original Value will tend to be higher.Page 39:Note: Data through December 31, 2018.¹ Growth from reinvested cash flow is equal to (i) the incremental cash flow added from reinvesting retained cash assuming a prior period payout ratio of 70%, leveraged at 45% with a borrowing cost of 4.50% and amortization of 45 years, reinvested at 7.85% less incremental operating costs of 0.25% divided by (ii) prior period rents assuming assets were acquired at 7.85%.Page 40:Note: Data as of December 31, 2018. “ABR” is annualized base rent and interest.1 Percentage of investment portfolio in multiple properties with a single customer subject to master leases. Based on annualized base rent & interest of S|T|O|R|E’s total investment portfolio as of December 31, 2018.2 Represents the ratio of purchase price to replacement cost (new) at acquisition.3 S|T|O|R|E calculates a unit’s FCCR generally as the ratio of (i) the unit’s EBITDAR, less a standardized corporate overhead expense based on estimated industry standards, to (ii) the unit’s total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness. The 4-Wall coverage ratio refers to a unit’s FCCR before taking into account standardized corporate overhead expense.  Page 46:1 See page 52 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations.2 For the three months ended December 31, 2018 includes $10,000 and for the years ended December 31, 2018 and 2017, includes $130,000 and $5,000, respectively, of income tax expense associated with gains recognized on the dispositions of certain properties.3 For the three months ended December 31, 2018 includes $1.7 million and for the years ended December 31, 2018 and 2017, includes $2.1 million and $2.0 million, respectively, of accelerated amortization of deferred financing costs primarily related to the prepayment of debt.4 For the year ended December 31, 2017, includes a $4.6 million charge related to accelerated amortization of lease incentives associated with terminated lease contracts.5 Under the two-class method, earnings attributable to unvested restricted stock are deducted from earnings in the computation of per share amounts where applicable.Page 47:1 See page 52 for discussion regarding use of Funds From Operations and Adjusted Funds from Operations.2 For the years ended December 31, 2016, 2017 and 2018, includes $76,000, $5,000 and $130,000, respectively, of income tax expense associated with gains recognized on the dispositions of certain properties.3 See footnote 3 to page 46.4 See footnote 4 to page 46. Page 49:1 See page 53 for discussion regarding use of EBITDAre, Adjusted EBITDAre and Adjusted Debt.Page 50:1 See page 53 for discussion regarding use of EBITDAre, Adjusted EBITDAre and Adjusted Debt.

HUNTING · FISHING
Cabela's




STRATFORD SCHOOL

STORE capital

Single Tenant Operational Real Estate®

Designed to Perform

Investor and Media Contacts
Financial Profiles, Inc.
Moira Conlon, 310.622.8220
Tricia Ross, 310.622.8226
STORECapital@finprofiles.com

Corporate Headquarters
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Scottsdale, Arizona 85255
480.256.1100
www.STOREcapital.com